IVY FUNDS

Nomura Small Cap Growth Fund (formerly, Macquarie Small Cap Growth Fund) (the “Fund”)

Supplement to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of
Additional Information (“SAI”), each dated July 31, 2025, as amended

On or about June 30, 2026, Timothy Miller will retire from Delaware Management Company, the Fund’s manager, and will no longer be a portfolio manager of the Fund.

Effective April 30, 2026 (the “Effective Date”), Nathan Brown is added as an additional portfolio manager of the Fund.

On the Effective Date, the following replaces the information in the section of the Fund’s statutory prospectus entitled “Fund summaries — Nomura Small Cap Growth Fund — Who manages the Fund? — Investment manager”:

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start date on the Fund
Nathan Brown, CFA	Managing Director, Senior Portfolio Manager	April 2026
Timothy Miller, CFA*	Managing Director, Senior Portfolio Manager	April 2010
Kenneth McQuade	Managing Director, Senior Portfolio Manager	October 2016
Joshua Brown	Managing Director, Portfolio Manager, Senior Equity Analyst	January 2024

* Effective on or about June 30, 2026, Timothy Miller will be retiring from the Manager and will no longer be a portfolio manager of the Fund.

On the Effective Date, the following replaces the section of the Fund’s statutory prospectus entitled “Who manages the Funds — Portfolio managers — Nomura Small Cap Growth Fund”:

Timothy Miller (until his retirement from the Manager on or about June 30, 2026), Nathan Brown, Kenneth McQuade and Joshua Brown are primarily responsible for the day-to-day portfolio management of the Fund.

On the Effective Date, the following biography is added to the section of the Fund’s statutory prospectus entitled “Who manages the Funds — Portfolio managers”:

Nathan Brown, CFA
Managing Director, Senior Portfolio Manager – Small Cap Growth

Nathan is a Senior Portfolio Manager for the US Small Cap Growth Equity Team at Nomura Asset Management International, a role he assumed in April 2026. In this role, he is responsible for making day-to-day investment decisions for the team’s strategy. He will also be Team Lead as of July 2026. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. Through June 2026, Nathan is also the Director of Research supporting the investment teams in Kansas City, a role he first assumed in 2024 with Macquarie Asset Management, responsible for managing the equity analysts; delivering a cohesive, relevant research agenda; marketing the boutique to clients; and cultivating the Nomura culture throughout the office.

Previously, Nathan was a Senior Portfolio Manager for the US Mid Cap Equities Team at Macquarie Asset Management. He joined Ivy Investments (which was acquired by Macquarie in 2021) as an Investment Analyst in 2003 and was appointed Assistant Portfolio Manager in 2011 and Portfolio Manager in 2014.

Nathan earned a Bachelor of Business Administration in finance (Honors) from the University of Iowa and a Master of Business Administration with an emphasis in finance and accounting from Vanderbilt University. Nathan holds the Chartered Financial Analyst® designation.

On the Effective Date, the following information is added to the table in the section of the Fund’s SAI entitled “Portfolio Managers – Other Accounts Managed”:

	No. of Accounts	Total Assets Managed (USD)	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Nathan Brown*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
* As of February 28, 2026

On the Effective Date, the section of the Fund’s SAI entitled “Portfolio Managers – Compensation Structure – Bonus – Angermeier, Becker, Brown, Halverson, John, Kapoor, Klapmeyer, McQuade, Miller, Schorgl, Scott, Warden, Zinn” is deleted in its entirety and replaced with:

Bonus – Angermeier, Becker, J. Brown, N. Brown, Halverson, John, Kapoor, Klapmeyer, McQuade, Miller, Schorgl, Scott, Warden, Zinn. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. A percentage of these revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated April 29, 2026.